Exhibit (j)

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus, and "Independent Auditors" in the Statement of Additional Information, both included in Post-Effective Amendment Number 2 to the Registration Statement (Form N-1A, No. 33-53864) of The Willamette Funds.

                                                            /s/ERNST & YOUNG LLP

Columbus, Ohio
July 25, 2002